MULTI-STRATEGY GROWTH & INCOME FUND

Supplement dated January 29, 2018

to the Statement of Additional Information dated July 1, 2017, and supplemented August 4, 2017, August 17, 2017, and December 22, 2017.

The following disclosure is added to the section Other Investment Policies and Techniques to be read immediately following Money Market Instruments and immediately preceding Private Funds (Hedge Funds). Capitalized terms used but not defined in this Supplement have the meanings given to them in the Prospectus and Statement of Additional Information:

Short Selling

The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Fund does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 50% of the value of the Fund's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information each dated July 1, 2017 and supplemented August 4, 2017, August 17, 2017, and December 22, 2017, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-601-3841. The Prospectus and Statement of Additional Information may be obtained by visiting the U.S. Securities and Exchange Commission’s website at http://www.sec.gov. You should retain this Supplement for future reference.